The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

HVMLT 2005-1 INVESTOR PROPERTIES

Total Current Balance:	167,598,360
Number Of Loans:	683

		Minimum	Maximum
Average Current Balance:	$245,385.59	$24,800.00	$999,000.00
Average Original Balance:	$245,428.46	$24,800.00	$999,000.00

Weighted Average Current Mortgage Rate:	4.495%	1.375	6.098%
Weighted Average Gross Margin:	3.068%	1.650	4.325%
Weighted Average Maximum Mortgage Rate:	9.955%	9.950	10.325%

Weighted Average Original Ltv Ratio:	72.02%	21.07	90.00%

Weighted Average Negative Amortization Limit:	115.00%	115.00	115.00%
Weighted Average Payment Cap:	7.50%	0.00	7.50%

Weighted Average Credit Score:	720	617	818

Weighted Average Original Term:	360 months	300	360 months
Weighted Average Remaining Term:	359 months	299	360 months

Weighted Average Months To Roll:	1 months	1	3 months
Weighted Average Rate Adjustment Frequency:	1 months	1	1 months

First Payment Date:		Oct 01, 2004	Mar 01, 2005
Maturity Date:		Jan 01, 2030	Feb 01, 2035

Top State Concentrations ($):	50.63 % California, 9.19 % Florida, 8.75 % Nevada
Maximum Zip Code Concentration ($):	0.89% 34102 (Naples, FL)

Table

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
INDEX:		Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA		683	167,598,360.06	100.00
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
24,800 -	50,000	4	148,350.00	0.09
50,001 -	100,000	69	5,642,109.92	3.37
100,001 -	150,000	130	16,486,054.23	9.84
150,001 -	200,000	122	21,666,615.11	12.93
200,001 -	250,000	95	21,400,924.20	12.77
250,001 -	300,000	81	22,163,564.52	13.22
300,001 -	350,000	57	18,460,905.69	11.01
350,001 -	400,000	45	17,122,665.72	10.22
400,001 -	450,000	22	9,329,032.17	5.57
450,001 -	500,000	19	9,071,850.00	5.41
500,001 -	550,000	11	5,855,507.30	3.49
550,001 -	600,000	5	2,889,000.00	1.72
600,001 -	650,000	10	6,336,271.29	3.78
650,001 -	700,000	2	1,351,200.00	0.81
700,001 -	750,000	2	1,443,750.00	0.86
800,001 -	850,000	2	1,627,600.00	0.97
850,001 -	900,000	2	1,781,200.00	1.06
900,001 -	950,000	2	1,865,000.00	1.11
950,001 -	999,000	3	2,956,759.91	1.76
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
1.375 - 1.500		18	3,063,397.00	1.83
2.001 - 2.250		68	17,569,387.74	10.48
3.251 - 3.500		1	299,170.00	0.18
3.501 - 3.750		1	122,500.00	0.07
3.751 - 4.000		1	468,000.00	0.28
4.001 - 4.250		14	2,889,693.07	1.72
4.251 - 4.500		35	8,732,634.27	5.21
4.501 - 4.750		103	27,266,980.88	16.27
4.751 - 5.000		275	65,874,393.91	39.30
5.001 - 5.250		137	31,798,606.62	18.97
5.251 - 5.500		27	8,963,194.78	5.35
5.501 - 5.750		1	154,400.00	0.09
5.751 - 6.000		1	168,750.00	0.10
6.001 - 6.098		1	227,251.79	0.14
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:		Mortgage Loans	the Cutoff Date	the Cutoff Date
300		1	112,000.00	0.07
360		682	167,486,360.06	99.93
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
REMAINING TERM:		Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 300		1	112,000.00	0.07
349 - 360		682	167,486,360.06	99.93
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
LOAN AGE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0		21	3,825,517.00	2.28
1 - 5		662	163,772,843.06	97.72
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family		325	78,900,257.30	47.08
PUD		136	33,545,960.25	20.02
Two-Four Family		102	28,734,584.00	17.14
Condominium		120	26,417,558.51	15.76
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase		384	97,220,435.12	58.01
Cash Out Refinance		173	44,517,126.89	26.56
Rate/Term Refinance		126	25,860,798.05	15.43
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
OCCUPANCY:		Mortgage Loans	the Cutoff Date	the Cutoff Date
Investor		683	167,598,360.06	100.00
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:		Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation		364	94,345,941.29	56.29
Full Documentation		242	56,236,982.60	33.55
Alternative Documentation		76	16,840,177.67	10.05
No Income / No Asset		1	175,258.50	0.10
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
SILENT SECOND:		Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds		551	133,468,240.56	79.64
Silent Second		132	34,130,119.50	20.36
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:		Mortgage Loans	the Cutoff Date	the Cutoff Date
1.650 - 1.750		1	502,400.00	0.30
1.751 - 2.000		1	122,500.00	0.07
2.001 - 2.250		1	468,000.00	0.28
2.251 - 2.500		20	3,804,233.07	2.27
2.501 - 2.750		41	10,444,934.27	6.23
2.751 - 3.000		118	31,076,315.86	18.54
3.001 - 3.250		315	75,926,080.26	45.30
3.251 - 3.500		160	37,003,631.33	22.08
3.501 - 3.750		23	7,699,863.48	4.59
3.751 - 4.000		1	154,400.00	0.09
4.001 - 4.250		1	168,750.00	0.10
4.251 - 4.325		1	227,251.79	0.14
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000		672	165,248,760.06	98.60
10.251 - 10.325		11	2,349,600.00	1.40
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:		Mortgage Loans	the Cutoff Date	the Cutoff Date
21.07 - 25.00		2	608,000.00	0.36
25.01 - 30.00		1	250,000.00	0.15
30.01 - 35.00		3	437,500.00	0.26
35.01 - 40.00		4	842,039.63	0.50
40.01 - 45.00		15	3,266,665.26	1.95
45.01 - 50.00		19	4,204,302.43	2.51
50.01 - 55.00		15	3,080,501.13	1.84
55.01 - 60.00		12	2,679,900.00	1.60
60.01 - 65.00		73	18,201,771.90	10.86
65.01 - 70.00		147	38,417,225.16	22.92
70.01 - 75.00		68	21,464,952.84	12.81
75.01 - 80.00		320	73,343,693.72	43.76
80.01 - 85.00		1	233,750.00	0.14
85.01 - 90.00		3	568,057.99	0.34
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 619		1	295,000.00	0.18
620 - 650		30	6,910,180.79	4.12
651 - 675		70	15,933,053.90	9.51
676 - 700		119	32,080,100.79	19.14
701 - 725		154	41,355,160.18	24.68
726 - 750		125	29,527,734.43	17.62
751 - 775		95	20,931,824.14	12.49
776 - 800		71	16,658,677.83	9.94
801 - 818		18	3,906,628.00	2.33
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:		Mortgage Loans	the Cutoff Date	the Cutoff Date
0.00		397	98,698,180.78	58.89
12.00		5	776,620.00	0.46
36.00		280	67,807,490.93	40.46
60.00		1	316,068.35	0.19
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
STATE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
California		259	84,851,394.19	50.63
Florida		78	15,401,871.84	9.19
Nevada		67	14,670,821.65	8.75
Colorado		50	10,154,089.29	6.06
Washington		28	6,413,386.44	3.83
Arizona		30	5,163,379.94	3.08
Illinois		12	2,818,780.00	1.68
New Jersey		12	2,808,730.00	1.68
Texas		20	2,702,671.00	1.61
Virginia		8	2,542,676.46	1.52
Utah		10	2,503,608.96	1.49
Oregon		14	2,484,042.81	1.48
Minnesota		9	1,987,015.60	1.19
Massachusetts		7	1,656,580.00	0.99
Hawaii		7	1,362,080.00	0.81
Idaho		8	1,346,453.70	0.80
Louisiana		8	1,302,174.24	0.78
Ohio		8	1,021,626.62	0.61
Michigan		6	716,950.00	0.43
Rhode Island		3	664,233.10	0.40
South Carolina		3	606,590.00	0.36
North Carolina		6	584,265.26	0.35
Pennsylvania		4	533,800.00	0.32
Indiana		3	357,100.00	0.21
New Hampshire		2	348,934.08	0.21
Tennessee		3	330,650.00	0.20
Missouri		3	320,534.27	0.19
Wisconsin		3	303,568.83	0.18
Connecticut		2	281,100.00	0.17
New Mexico		1	263,200.00	0.16
Nebraska		3	210,880.00	0.13
New York		1	200,000.00	0.12
Maryland		1	192,771.78	0.12
Delaware		1	168,000.00	0.10
North Dakota		1	110,800.00	0.07
Georgia		1	107,200.00	0.06
Oklahoma		1	106,400.00	0.06
Total		683	167,598,360.06	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
PMI COMPANY:		Mortgage Loans	the Cutoff Date	the Cutoff Date
No MI		679	166,796,552.07	99.52
Unknown		2	399,307.99	0.24
GEMICO		1	233,750.00	0.14
United Guaranty		1	168,750.00	0.10
Total		683	167,598,360.06	100.00